SECOND AMENDMENT OF LOAN AGREEMENT


     SECOND AMENDMENT OF LOAN AGREEMENT (as the same may be amended or otherwise modified from time to time, the "Amendment"), dated as of the 17th day of March, 1997, among FLEET BANK, NATIONAL ASSOCIATION, a national banking association, having an office at 56 East 42nd Street, New York, New York 10017 ("Fleet"), FIRST AMERICAN BANK TEXAS SSB, a Texas State Savings Bank, having an office at 14651 Dallas Parkway, Suite 400, Dallas, Texas 75240 ("FAB"; Fleet and FAB are, collectively, the "Lender"); CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership, having an office at 406 East 85th, New York, New York 10028 ("Borrower"); and Fleet, as Agent for the Lender.


                              W I T N E S S E T H:


     WHEREAS, pursuant to that certain Loan Agreement dated as of September 26, 1996 between Fleet and Borrower (as heretofore amended and the same may further be amended or otherwise modified from time to time, the "Loan Agreement"), Fleet made a loan to Borrower in the original principal amount of up to forty-four Million and 00/100 ($44,000,000.00) Dollars (the "Loan");

     WHEREAS, the Loan is evidenced by that certain promissory note of even date with the Loan Agreement (as heretofore amended and as the same may further be amended or otherwise modified from time to time, the "Note") made by Borrower payable to the order of Fleet;

     WHEREAS, pursuant to that certain Intercreditor Agreement dated as of February 28, 1997 (as the same may be amended or otherwise modified from time to time, the "Intercreditor Agreement") between Fleet and FAB and consented to by Borrower, FAB has become a party to the Loan Agreement and Agent was appointed to act as Agent;

     WHEREAS, concurrently herewith Borrower is acquiring property commonly known as Alamo Towers, San Antonio, Texas (the "San Antonio Project"); and

     WHEREAS, Lender and Borrower desire to modify and amend the terms and provisions of the Loan Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Lender, Borrower and Agent hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition and which are defined in the Loan Agreement are used herein with the meanings assigned to such terms in the Loan Agreement.

2. San Antonio Project. Lender hereby confirms and agrees that the San Antonio Project shall be deemed to be a Project and that the amount of title insurance to be purchased with respect to the San Antonio Project is $12,002,375.

3. Amendments to Loan Agreement. The Loan Agreement is hereby modified as follows:

     a. EXHIBIT C (which is referred to in SECTION 6.10(c) of the Loan Agreement) is hereby amended to provide for new Loan allocations for the Projects. Such revised Loan allocations are as follows:

          REVISED LOAN ALLOCATIONS FOR PROJECTS

          (i)   Alamo Towers in San Antonio, Texas -$6,711,196.

          (ii) 2.06 acre site in the Los Angeles Corporate Center, located in Monterey Park, California -- $699,083.

          (iii) 6.1 acre site at 7301 Northwest Highway, Oklahoma City, Oklahoma -- $1,342,239

          (iv) 4.96 acre site in the Flatiron Industrial Park in the City of Boulder, Colorado -- $4,474,131

          (v) 6.75 acre site in the Las Colinas Office Center, Irving, Texas -- $5,592,663

          (vi) 5 acre site at 1001 Durham Avenue, South Plainfield, New Jersey -- $6,487,490

          (vii) 475 Fifth Avenue, New York, New York-- $18,455,789.


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




     b. The next to last sentence of SECTION 6.21 of the Loan Agreement is hereby amended to read, in its entirety, as follows:

               "Provided, however, that such 10,000 rentable square foot number shall be 5,000 rentable square feet with respect to each of the New York Project and the San Antonio Project."

4. Confirmation Regarding Environmental Compliance and Indemnification Agreement. Borrower hereby confirms and agrees that, from and after the date hereof, the San Antonio Project is and shall be considered part of the Premises (as such term is defined in the Environmental Compliance and Indemnification Agreement).

5. Outstanding Loans. Borrower represents and warrants to Lender that there are no offsets, defenses or counterclaims to its obligations under the Loan Documents and to the extent that any such offsets, defenses or counterclaims exist without its knowledge, the same are hereby waived to the fullest extent permitted by law. Except as modified by this Amendment and by amendments to the other Loan Documents being executed and delivered concurrently herewith, the terms and provisions of the Loan Documents are hereby ratified and confirmed in all respects and continue in full force and effect.

6. Modifications. No provision of this Amendment may be waived, amended or supplemented except by a written instrument executed by Borrower, Lender and Agent.

7. Successors and Assigns. This Amendment, which sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, inures to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

8. Severabilitv. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, but this Amendment shall be construed as if such invalid,


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


     illegal or unenforceable provision had never been contained herein.

9. Captions; Counterparts. Captions used in this Amendment are for convenience of reference only and shall not be deemed a part of this Amendment nor used in the construction of its meaning. This Amendment may be signed in counterparts.


     IN WITNESS WHEREOF, Borrower, Lender and Agent have duly executed this Amendment, as of the date and year first above

               CORPORATE REALTY INCOME FIND I, L.P.


                                         By: /s/ Robert Gossett, Jr
                                             ----------------------------
                                             Robert Gossett, Jr
                                             General Partner

                                         By: 1345 REALTY CORPORATION,
                                             Genral Partner

                                         By: /s/ Robert Gossett, Jr
                                             ----------------------------
                                             Robert Gossett, Jr
                                             President


                                         FLEET BANK, NATIONAL ASSOCIATION,
                                         as a Lender and as Agent


                                         By:
                                             ----------------------------
                                         Title:
                                               --------------------------



                                         FIRST AMERICAN BANK TEXAS, SSB

                                         By:
                                             ----------------------------
                                         Title:
                                                --------------------------


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